James Alpha Funds Trust D/B/A EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Income Opportunities Fund	JASVX	JSVCX	JSVIX	JASSX

(the “Fund”)

Supplement dated September 5, 2024 to the Prospectus dated April 1, 2024

This Supplement updates and supersedes any contrary information contained in the Prospectus.

Effective September 6, 2024, Class A shares of the Fund that are purchased at net asset value (“NAV”) in amounts of $250,000 or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if they are redeemed within eighteen months of purchase. Accordingly, effective September 6, 2024, the Prospectus is updated as follows:

The subsection entitled “Class A Shares” within the section entitled “Choosing a Share Class” on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares. Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, apply to your purchases of Class A shares of the Fund unless waived as described under “Sales Charge Waivers”:

Amount Invested	Sales Charge as a % of Offering Price[1]	Sales Charge as a % of Amount Invested	Dealer Reallowance(2)
Less than $50,000	2.00%	2.04%	1.75%
$50,000 but less than $100,000	1.75%	1.78%	1.50%
$100,000 but less than $250,000	1.50%	1.52%	1.30%
$250,000 or more(3,4)	None[4]	None[4]	None[4]

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)	At the discretion of the Trust, however, the entire sales charge may at times be reallowed to dealers. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

(3)	Class A shares that are purchased at NAV in amounts of $250,000 or more may be assessed a 1.00% CDSC, if they are redeemed within eighteen months from the date of purchase. See below for further information.

(4)	The Adviser may pay certain commissions to brokers who initiate and are responsible for purchases by any single purchaser who is a resident of the United States as follows: for purchases of $250,000 to $3 million, the Adviser will pay 0.75%, plus 0.50% on any amounts over $3 million up to $5 million, and 0.25% on any amounts over $5 million.

The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $250,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $250,000 or more of Class A shares may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase. The CDSC is based upon the investor’s original purchase price. Any CDSC paid on the redemptions of Class A shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. Brokers may receive distribution and/or shareholder service fees for Class A shares.

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The subsection entitled “Exchanges for Class I Shares” within the section entitled “Choosing a Share Class” beginning on page 26 of the Prospectus is deleted in its entirety and replaced with the following:

Holders of Class A and Class C shares issued by a Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus. Any such exchange is subject to the Funds’ discretion to accept or reject the exchange. Class A shareholders who purchased $250,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $250,000 or more and redeemed within eighteen months of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

You should read this Supplement in conjunction with the Prospectus, dated April 1, 2024.
Please retain this Supplement for future reference.